Morgan Stanley Quality Municipal Investment Trust

LETTER TO THE SHAREHOLDERS - APRIL 30, 2002

Dear Shareholder:

During the six-month period ended April 30, 2002, the U.S. economy began to recover from recession and the aftermath of September 11. Consumer spending and rebuilding of business inventories led an economic rebound in the first quarter of 2002. In spite of April's six percent unemployment rate, the relatively mild recession, which began in March 2001, is widely regarded as having ended.

The economic turnaround was fueled by monetary and fiscal policies, which sought to stimulate growth. The Federal Reserve Board's aggressive monetary policy cut the benchmark federal funds rate by 475 basis points in 2001 to its current level of 1.75 percent. Congress provided fiscal stimulus by passing reductions in personal tax rates as well as a number of spending initiatives after the September attacks.

The Fed's actions and the Treasury Department's cessation of the 30-year bond auction led to a bond-market rally that dropped long-term interest rates to 40-year lows at the end of October. Within the fixed-income market, yields on short maturities declined the most and the yield curve steepened. In November and December, as the economy improved, the bond market reversed course and yields increased. Demand for fixed-income investments revived in 2002, because of stock-market volatility and Federal Reserve Chairman Alan Greenspan's comments that the Fed would take a go-slow approach to tightening monetary policy.

Municipal Market Conditions

The yield on the 30-year insured municipal bond index, which reached a low of
5.04 percent in October 2001, increased to 5.45 percent in March. As the Fed's outlook shifted to neutral, the index yield declined to 5.30 percent in April. Throughout the period, the slope of the municipal yield curve remained positive. The yield pick up for extending maturities from one to 30 years was 335 basis points versus 240 basis points last April.

The ratio of municipal yields as a percentage of U.S. Treasury yields is used as a gauge of the relative value of municipals. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year municipal bond yields to 30-year Treasuries jumped to 104 percent in October 2001. By the end of April the ratio had returned to 94 percent. In the 10-year-maturity range, the ratio declined from 95 percent in October to 85 percent in April.

New-issue volume increased 43 percent, to $286 billion, during 2001. State and local government infrastructure and cash flow needs have contributed to the surge in underwriting activity.

Morgan Stanley Quality Municipal Investment Trust

LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

Refunding issues, the most interest-rate-sensitive category of underwriting, represented almost one-quarter of the total. California, Florida, New York and Texas, the four states with the heaviest issuance, accounted for 33 percent of national volume. New-issue volume for the first four months of 2002 reached $87 billion.

[30-YEAR BOND PERFORMANCE GRAPH]

                         30-YEAR BOND YIELDS 1997-2002

               Insured                  U.S.                Insured Municipal
              Municipal               Treasury            Yields/U.S. Treasury
               Yields                  Yields                Yields (Ratio)

                5.60%                   6.63%                    84.46%
1997            5.70                    6.79                     83.95
                5.65                    6.80                     83.09
                5.90                    7.10                     83.10
                5.75                    6.94                     82.85
                5.65                    6.91                     81.77
                5.60                    6.78                     82.60
                5.25                    6.29                     83.47
                5.48                    6.61                     82.90
                5.40                    6.40                     84.38
                5.35                    6.15                     86.99
                5.30                    6.05                     87.60
                5.15                    5.92                     86.99
1998            5.15                    5.80                     88.79
                5.20                    5.92                     87.84
                5.25                    5.93                     88.53
                5.35                    5.95                     89.92
                5.20                    5.80                     89.66
                5.20                    5.65                     92.04
                5.18                    5.71                     90.72
                5.03                    5.27                     95.45
                4.95                    5.00                     99.00
                5.05                    5.16                     97.87
                5.00                    5.06                     98.81
                5.05                    5.10                     99.02
1999            5.00                    5.09                     98.23
                5.10                    5.58                     91.40
                5.15                    5.63                     91.47
                5.20                    5.66                     91.87
                5.30                    5.83                     90.91
                5.47                    5.96                     91.78
                5.55                    6.10                     90.98
                5.75                    6.06                     94.88
                5.85                    6.05                     96.69
                6.03                    6.16                     97.89
                6.00                    6.29                     95.39
                5.97                    6.48                     92.13
2000            6.18                    6.49                     95.22
                6.04                    6.14                     98.37
                5.82                    5.83                     99.83
                5.91                    5.96                     99.16
                5.91                    6.01                     98.34
                5.84                    5.90                     98.98
                5.73                    5.78                     99.13
                5.62                    5.67                     99.12
                5.74                    5.89                     97.45
                5.65                    5.79                     97.58
                5.55                    5.61                     98.93
                5.27                    5.46                     96.52
2001            5.30                    5.50                     96.36
                5.27                    5.31                     99.25
                5.26                    5.44                     96.69
                5.45                    5.79                     94.13
                5.40                    5.75                     93.91
                5.35                    5.76                     92.88
                5.16                    5.52                     93.48
                5.07                    5.37                     94.41
                5.20                    5.42                     95.94
                5.04                    4.87                    103.49
                5.17                    5.29                     97.73
                5.36                    5.47                     97.99
2002            5.22                    5.43                     96.13
                5.14                    5.42                     94.83
                5.43                    5.80                     93.62
                5.30                    5.59                     94.81

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

Performance

During the six-month period ended April 30, 2002, the net asset value (NAV) of Morgan Stanley Quality Municipal Investment Trust (IQT) decreased from $15.31 to $14.81 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.465 per share and the reinvestment of capital gains totaling $0.1383 per share, the Trust's total NAV return was 0.85 percent. IQT's value on the New York Stock Exchange (NYSE) decreased from $15.08 to $14.15 per share during this period. IQT's total market return, which includes the reinvestment of dividends and distributions, was -2.17 percent. As of April 30, 2002, IQT's share price was at a 4.46 percent discount to its NAV.

Morgan Stanley Quality Municipal Investment Trust

LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

Monthly dividends for the second quarter of 2002, declared in March, were unchanged at $0.0775 per share. The Trust's level of undistributed net investment income was $0.180 per share on April 30, 2002, versus $0.174 per share six months earlier. Current earnings continued to benefit from lower short-term borrowing costs of Auction Rate Preferred Shares (ARPS).

Portfolio Structure

The Trust's total net assets of $353.9 million were diversified among 13 long-term sectors and 62 credits. At the end of April, the portfolio's average maturity was 20 years. Average duration, a measure of sensitivity to interest-rate changes, was 7.4 years. The accompanying charts provide current information on the portfolio's credit quality, maturity distribution, sector and geographic concentrations. Optional redemption provisions by year of the call and respective cost (book) yields are also charted.

The Impact of Leveraging

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the six-month period, ARPS leverage contributed approximately $0.09 per share to common share earnings. IQT has two ARPS series totaling $105 million and representing 29.7 percent of total net assets. Series A is an annual auction maturing in September 2002 and yielding 2.20 percent. The yield on IQT's weekly ARPS series ranged between 1.03 percent and 2.00 percent.

Looking Ahead

The Federal Reserve Board's cautious approach toward tightening has helped stabilize the fixed-income markets. However, we believe that the economic recovery will eventually lead the Fed to

Morgan Stanley Quality Municipal Investment Trust

LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

raise short-term interest rates. Despite market uncertainty, we believe that the relationship between high-grade tax-exempt securities and Treasuries continues to favor municipal bonds as an attractive choice for tax-conscious investors.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the six-month period ended April 30, 2002 the Trust purchased and retired 32,200 shares of common stock at a weighted average market discount of 4.86 percent.

We would like to take this opportunity to notify shareholders that in January 2002, Joseph R. Arcieri and Robert W. Wimmel joined James F. Willison as portfolio managers for the Trust.

We appreciate your ongoing support of Morgan Stanley Quality Municipal Investment Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST

LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

[LARGEST SECTORS BAR CHART]

LARGEST SECTORS AS OF APRIL 30, 2002
(% OF LONG-TERM PORTFOLIO)

WATER & SEWER                                                   20%
GENERAL OBLIGATION                                              18%
MORTGAGE                                                        12%
TRANSPORTATION                                                  12%
IDR/PCR*                                                        10%
ELECTRIC                                                         7%


*  INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

   PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.



[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF APRIL 30, 2002
(% OF LONG-TERM PORTFOLIO)


Aaa OR AAA                                       63%
Aa OR AA                                         20%
A OR A                                           11%
Baa OR BBB                                        6%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[DISTRIBUTION BY MATURITY BAR CHART]

                            DISTRIBUTION BY MATURITY
                           (% OF LONG-TERM PORTFOLIO)

                                                             WEIGHTED AVERAGE
                                                            MATURITY: 20 YEARS

5-10  Years                                                     8.9%
10-15 Years                                                    16.6%
15-20 Years                                                    27.4%
20-30 Years                                                    43.4%
30+   Years                                                     3.7%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST

LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

[CALL AND COST YIELD STRUCTURE CHARTS]

                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                 APRIL 30, 2002


                                                            WEIGHTED AVERAGE
                                                        CALL PROTECTION: 6 YEARS

                               PERCENT CALLIABLE

YEARS BONDS
 CALLABLE
-----------
2002                                                             13%
2003                                                              8%
2004                                                              2%
2005                                                              8%
2006                                                              1%
2007                                                              3%
2008                                                              6%
2009                                                             11%
2010                                                             16%
2011                                                             17%
2012+                                                            15%


                                                         WEIGHTED AVERAGE
                                                         BOOK YIELD: 5.8%


                               COST (BOOK) YIELD*


2002                                                        7.0%
2003                                                        6.8%
2004                                                        5.8%
2005                                                        6.1%
2006                                                        6.6%
2007                                                        6.1%
2008                                                        5.3%
2009                                                        5.7%
2010                                                        5.5%
2011                                                        5.2%
2012+                                                       5.4%



* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE THE TRUST'S OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 7.0% ON 13% OF THE LONG-TERM PORTFOLIO THAT IS CALLIABLE IN 2002.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Quality Municipal Investment Trust

LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

                       Geographic Summary of Investments
            Based on Market Value as a Percent of Total Investments

Alabama................     0.5%
Alaska.................     2.0
Arizona................     1.4
California.............     1.5
Colorado...............     1.9
District of Columbia...     0.4
Connecticut............     2.9
Florida................    10.9
Georgia................     5.1
Hawaii.................     4.8
Illinois...............     6.5
Indiana................     1.0
Kentucky...............     3.3
Maryland...............     2.8
Massachusetts..........     6.1
Michigan...............     1.2
New Hampshire..........     0.5
New Jersey.............     7.8
New York...............     8.5
North Carolina.........     2.9
Ohio...................     1.3
Oregon.................     2.7
Pennsylvania...........     3.1
South Carolina.........     7.1
Texas..................    11.2
Utah...................     1.2
Virginia...............     0.7
Wyoming................     0.7
                          -----

Total..................   100.0%
                          =====

Morgan Stanley Quality Municipal Investment Trust

PORTFOLIO OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (136.4%)
            General Obligation (24.2%)
$  5,000    North Slope Borough, Alaska, Ser 2000 B (MBIA)...........   0.00%   06/30/09    $   3,649,950
            Florida Board of Education, Public Education Capital
              Outlay
   6,890      Refg Ser 2001 D........................................   5.375   06/01/18        7,186,683
   4,000      Refg 1998 Ser D........................................   4.50    06/01/24        3,605,480
  10,000    Chicago School Reform Board, Illinois, Dedicated Tax Ser
              1997 (Ambac)...........................................   5.75    12/01/27       10,383,200
            Massachusetts,
  10,000      Ser 2000 C.............................................   5.75    10/01/15       11,255,401
   3,000      2002 Ser B (FSA).......................................   5.50    03/01/17        3,174,960
   7,000    New Jersey, 2001 Ser H...................................   5.25    07/01/19        7,314,930
   5,000    North Carolina, Public School Building Ser 1999..........   4.60    04/01/17        4,884,750
   1,495    Oregon, Veterans' Welfare Ser 75.........................   6.00    04/01/27        1,569,032
   5,000    Aldine Independent School District, Texas, Bldg & Refg
              Ser 2001 (PSF).........................................   5.00    02/15/26        4,791,600
   2,500    Mission Consolidated Independent School District, Texas,
              Building Ser 2000 (PSF)................................   5.50    02/15/25        2,542,525
--------                                                                                    -------------
  59,885                                                                                       60,358,511
--------                                                                                    -------------
            Educational Facilities Revenue (3.5%)
   1,480    Indiana University, Student Fee Ser K (MBIA).............   5.875   08/01/20        1,565,973
   2,200    University of North Carolina, Pool Ser 1998 B (MBIA).....   4.50    10/01/18        2,070,640
   5,000    Texas State University, Ser 2000.........................   5.50    03/15/20        5,141,100
--------                                                                                    -------------
   8,680                                                                                        8,777,713
--------                                                                                    -------------
            Electric Revenue (9.2%)
   5,000    Colorado Springs, Colorado, Utilities Rev Ser 2001 A.....   5.00    11/15/29        4,825,950
   5,000    Long Island Power Authority, New York, Ser 2000 A
              (FSA)..................................................   0.00    06/01/16        2,531,750
   3,190    North Carolina Municipal Power Agency #1, Catawba Ser
              1992...................................................   6.25    01/01/17        3,307,520
            South Carolina Public Service Authority,
   1,500      2002 Refg Ser A (FSA)..................................   5.125   01/01/20        1,501,785
   1,000      2002 Refg Ser A (FSA)..................................   5.125   01/01/21          998,140
   4,000      1997 Refg Ser A (MBIA).................................   5.00    01/01/29        3,823,920
   4,965    San Antonio, Texas, Electric & Gas Refg Ser 1994 A.......   5.00    02/01/14        5,020,459
   1,000    Intermountain Power Agency, Utah, Refg 1996 Ser D
              (Secondary FSA)........................................   5.00    07/01/21          980,600
--------                                                                                    -------------
  25,655                                                                                       22,990,124
--------                                                                                    -------------
            Hospital Revenue (5.7%)
   2,000    Indiana Health Facilities Authority, Methodist Hospital
              Ser 2001...............................................   5.50    09/15/31        1,929,340
            Maryland Health & Higher Educational Facilities
              Authority,
   2,000      University of Maryland Medical Ser 2002................   5.75    07/01/17        2,077,860
   2,500      University of Maryland Medical Ser 2001................   5.25    07/01/34        2,348,425

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Municipal Investment Trust

PORTFOLIO OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
$  5,000    New Jersey Health Care Authority, St Barnabas Medical
              Center
              Ser 1998 B (MBIA)......................................   4.75%   07/01/28    $   4,693,450
   3,000    Lorain County, Ohio, Catholic Healthcare Partners Ser
              2001 A.................................................   5.75    10/01/18        3,111,810
--------                                                                                    -------------
  14,500                                                                                       14,160,885
--------                                                                                    -------------
            Industrial Development/Pollution Control Revenue (13.8%)
   9,000    Hawaii Dept Budget & Finance, Citizens Utilities Co 1991
              Ser A & B (AMT)........................................   6.66    11/01/21        8,666,640
   2,000    Chicago, Illinois, Peoples Gas Light & Coke Co Refg 1995
              Ser A..................................................   6.10    06/02/25        2,096,440
   4,000    Michigan Strategic Fund, Detroit Edison Co. Ser 2001 C...   5.45    09/01/29        3,910,720
   2,000    New York State Energy Research & Development Authority,
              Brooklyn Union Gas Ser 1991 D..........................  11.896++ 07/01/26        2,400,640
  12,000    Richland County, South Carolina, Union Camp Corp Ser 1991
              B (AMT)................................................   7.125   09/01/21       12,254,760
   5,000    Sabine River Authority, Texas, TXU Electric Co Refg Ser
              2001 B (AMT)...........................................   5.75    05/01/30        5,049,900
--------                                                                                    -------------
  34,000                                                                                       34,379,100
--------                                                                                    -------------
            Mortgage Revenue - Multi-Family (10.2%)
  10,000    Illinois Housing Development Authority, 1991 Ser A.......   8.25    07/01/16       10,224,100
  15,000    New Jersey Housing & Mortgage Finance Agency,
              Presidential Plaza at Newport - FHA Insured Mtgs Refg
              1991 Ser 1.............................................   7.00    05/01/30       15,325,350
--------                                                                                    -------------
  25,000                                                                                       25,549,450
--------                                                                                    -------------
            Mortgage Revenue - Single Family (6.2%)
   1,550    Colorado Housing & Finance Authority, 2000 Ser D-2
              (AMT)..................................................   6.90    04/01/29        1,753,391
   9,815    Connecticut Housing Finance Authority, 2000 Ser B-2
              (AMT)..................................................   5.85    05/15/31        9,969,979
   1,415    District of Columbia Housing Finance Agency, GNMA
              Collateralized Ser 1990 B (AMT)........................   7.10    12/01/24        1,441,531
     415    Michigan Housing Development Authority, 1991 Ser B.......   6.95    12/01/20          416,515
   1,670    New Hampshire Housing Finance Authority, 1991 Ser D
              (AMT)..................................................   7.25    07/01/15        1,705,404
--------                                                                                    -------------
  14,865                                                                                       15,286,820
--------                                                                                    -------------
            Public Facilities Revenue (3.6%)
   5,000    Arizona School Facilities Board, School Improvement Ser
              2001...................................................   5.00    07/01/19        5,017,900
   1,900    Jacksonville, Florida, Sales Tax Ser 2001 (Ambac)........   5.50    10/01/18        1,998,287
   2,000    New York City Cultural Resources Trust, New York, The
              Museum of Modern Art Ser 2001 A (Ambac)................   5.125   07/01/31        1,968,600
--------                                                                                    -------------
   8,900                                                                                        8,984,787
--------                                                                                    -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Municipal Investment Trust

PORTFOLIO OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            Resource Recovery Revenue (6.2%)
$  5,000    Northeast Maryland Waste Disposal Authority, Montgomery
              County Ser 1993 A (AMT)................................   6.30%   07/01/16    $   5,163,650
  10,000    Montgomery County Industrial Development Authority,
              Pennsylvania, Ser 1989.................................   7.50    01/01/12       10,291,400
--------                                                                                    -------------
  15,000                                                                                       15,455,050
--------                                                                                    -------------
            Transportation Facilities Revenue (16.7%)
            Alaska State International Airports,
   1,500      Ser 2002 B (Ambac).....................................   5.75    10/01/18        1,597,965
   1,500      Ser 2002 B (Ambac).....................................   5.75    10/01/19        1,589,175
  10,000    Hillsborough County Port District, Florida, Tampa Port
              Authority Spl & Refg Ser 1995 (AMT) (FSA)..............   6.00    06/01/20       10,533,400
   2,000    Lee County, Florida, Ser 1995 (MBIA).....................   5.75    10/01/22        2,079,960
   7,250    Atlanta, Georgia, Airport Ser 2000 A (FGIC)..............   5.50    01/01/26        7,429,728
  10,000    Georgia State Road & Tollway Authority, Ser 2001.........   5.375   03/01/17       10,526,100
   5,000    Massachusetts Bay Transportation Authority, Assessment
              2000 Ser A.............................................   5.25    07/01/30        4,999,600
   3,000    Triborough Bridge & Tunnel Authority, New York, Ser 2001
              A......................................................   5.00    01/01/32        2,857,320
--------                                                                                    -------------
  40,250                                                                                       41,613,248
--------                                                                                    -------------
            Water & Sewer Revenue (28.3%)
   2,000    Birmingham, Alabama, Water & Sewer Ser 1998 A............   4.75    01/01/21        1,877,240
   5,470    California Department Water Resources, Central Valley Ser
              U......................................................   5.00    12/01/29        5,287,083
   2,900    Martin County, Florida, Utilities Ser 2001...............   5.00    10/01/26        2,828,022
  10,000    Tampa Bay Water, Florida, Ser 2001 B (FGIC)..............   5.00    10/01/31        9,656,100
            Louisville & Jefferson County Metropolitan Sewer
              District, Kentucky,
   2,925      Ser 2001 A (MBIA)......................................   5.375   05/15/20        3,012,458
   3,075      Ser 2001 A (MBIA)......................................   5.375   05/15/21        3,156,118
   5,000      Ser 1999 A (FGIC)......................................   5.75    05/15/33        5,241,850
   1,585    Massachusetts Water Resources Authority, 2000 Ser A
              (FGIC).................................................   6.00    08/01/13        1,776,880
            New York City Municipal Water Finance Authority, New
              York,
   5,000      1998 Ser D (MBIA)......................................   4.75    06/15/25        4,654,500
   5,000      2002 Ser G.............................................   5.00    06/15/34        4,782,000
   1,500    Hamilton County, Ohio, Sewer Refg 2001 Ser A (MBIA)......   4.75    12/01/26        1,393,905
   7,500    Portland, Oregon, Sewer 2000 Ser A (FGIC)................   5.75    08/01/19        7,985,475
   7,000    Charleston, South Carolina, Refg Cap Impr Ser 1998
              (FGIC).................................................   4.50    01/01/24        6,283,060
  10,000    Houston, Texas, Water & Sewer Jr Lien Refg Ser 2000 B
              (FGIC).................................................   5.25    12/01/30        9,810,799
   2,750    Loudoun County Sanitation Authority, Virginia, Ser 1998
              (MBIA).................................................   4.75    01/01/30        2,550,350
--------                                                                                    -------------
  71,705                                                                                       70,295,840
--------                                                                                    -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Municipal Investment Trust

PORTFOLIO OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            Other Revenue (4.2%)
$ 10,000    New York Local Government Assistance Corporation, Ser
              1995 A.................................................   6.00%   04/01/24    $  10,477,400
--------                                                                                    -------------
            Refunded (4.6%)
   7,000    Hawaii, Airports Second Ser of 1991 (AMT) (ETM)..........   6.90    07/01/12        8,209,810
   3,000    Salt Lake City, Utah, IHC Hospitals Inc Refg Ser 1991
              (Ambac) (ETM)..........................................  11.695++ 05/15/20        3,141,420
--------                                                                                    -------------
  10,000                                                                                       11,351,230
--------                                                                                    -------------
 338,440    Total Tax-Exempt Municipal Bonds (Cost $329,675,931).........................     339,680,158
--------                                                                                    -------------
            Short Term Tax-Exempt Municipal Obligations (3.6%)
            Harris County Health Facilities Development Corporation,
              Texas,
   6,500      Methodist Hospital Ser 1994 (Demand 05/01/02)..........   1.70*   12/01/25        6,500,000
     100      St Luke's Episcopal Hospital Ser 2001 B (Demand
              05/01/02)..............................................   1.70*   02/15/31          100,000
   2,300    Kemmerer, Wyoming, Pollution Control Exxon Corp Ser 1984
              (Demand 05/01/02)......................................   1.57*   11/01/14        2,300,000
--------                                                                                    -------------
   8,900    Total Short-Term Tax-Exempt Municipal Obligations (Cost $8,900,000)..........       8,900,000
--------                                                                                    -------------
$347,340    Total Investments (Cost $338,575,931) (a)...................          140.0%      348,580,158
========
            Other Assets in Excess of Liabilities.......................            2.2         5,360,658
            Preferred Shares of Beneficial Interest.....................          (42.2)     (105,000,000)
                                                                                  -----     -------------
            Net Assets Applicable to Common Shareholders................          100.0%    $ 248,940,816
                                                                                  =====     =============

---------------------
  Note:     The categories of investments are shown as a percentage of net assets applicable to common shareholders.
   AMT      Alternative Minimum Tax.
   ETM      Escrowed to maturity.
   PSF      Texas Permanent School Fund Guarantee Program.
   ++       Current coupon rate for residual interest bonds. This rate resets periodically as the auction rate on the related
            short-term securities fluctuates.
   *        Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes.
            The aggregate gross unrealized appreciation is $11,850,742 and the aggregate gross unrealized depreciation is
            $1,846,515, resulting in net unrealized appreciation of
            $10,004,227.

Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Municipal Investment Trust

PORTFOLIO OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED) continued

                       Geographic Summary of Investments
     Based on Market Value as a Percent of Net Assets Applicable to Common
                                  Shareholders

Alabama................     0.8%
Alaska.................     2.8
Arizona................     2.0
California.............     2.1
Colorado...............     2.6
District of Columbia...     0.6
Connecticut............     4.0
Florida................    15.2
Georgia................     7.2
Hawaii.................     6.8
Illinois...............     9.1
Indiana................     1.4
Kentucky...............     4.6
Maryland...............     3.9
Massachusetts..........     8.5
Michigan...............     1.7
New Hampshire..........     0.7
New Jersey.............    11.0
New York...............    11.9
North Carolina.........     4.1
Ohio...................     1.8
Oregon.................     3.8
Pennsylvania...........     4.2
South Carolina.........    10.0
Texas..................    15.6
Utah...................     1.7
Virginia...............     1.0
Wyoming................     0.9
                          -----
Total..................   140.0%
                          =====

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Municipal Investment Trust

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2002 (unaudited)

Assets:
Investments in securities, at value
  (cost $338,575,931).......................................  $348,580,158
Cash........................................................        86,509
Interest receivable.........................................     5,543,871
Prepaid expenses............................................       111,260
                                                              ------------
    Total Assets............................................   354,321,798
                                                              ------------
Liabilities:
Payable for:
    Investment management fee...............................       131,636
    Dividends to preferred shareholders.....................       126,574
Accrued expenses............................................       122,772
                                                              ------------
    Total Liabilities.......................................       380,982
                                                              ------------
Preferred shares of beneficial interest (1,000,000 shares
  authorized of authorized of non-participating
  $.01 par value, 2,100 shares outstanding).................   105,000,000
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $248,940,816
                                                              ============
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value, 16,809,413 shares
  outstanding)..............................................  $234,727,069
Net unrealized appreciation.................................    10,004,227
Accumulated undistributed net investment income.............     3,150,584
Accumulated undistributed net realized gain.................     1,058,936
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $248,940,816
                                                              ============
Net Asset Value Per Common Share
  ($248,940,816 divided by 16,809,413 common shares
  outstanding)..............................................        $14.81
                                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Municipal Investment Trust

FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended April 30, 2002 (unaudited)

Net Investment Income:

Interest Income.............................................  $10,071,033
                                                              -----------
Expenses
Investment management fee...................................      616,741
Auction commission fees.....................................      152,842
Transfer agent fees and expenses............................       44,569
Professional fees...........................................       33,065
Registration fees...........................................       22,211
Shareholder reports and notices.............................       14,062
Trustees' fees and expenses.................................       10,288
Auction agent fees..........................................        8,605
Custodian fees..............................................        8,362
Other.......................................................       11,218
                                                              -----------
    Total Expenses..........................................      921,963
Less: expense offset........................................       (8,339)
                                                              -----------
    Net Expenses............................................      913,624
                                                              -----------
    Net Investment Income...................................    9,157,409
                                                              -----------
Net Realized and Unrealized Gain (Loss):
Net realized gain...........................................    1,058,950
Net change in unrealized appreciation.......................   (7,311,916)
                                                              -----------
    Net Loss................................................   (6,252,966)
                                                              -----------
Dividends to preferred shareholders from net investment
  income....................................................   (1,177,295)
                                                              -----------
Net Increase................................................  $ 1,727,148
                                                              ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Municipal Investment Trust

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                              FOR THE SIX     FOR THE YEAR
                                                              MONTHS ENDED        ENDED
                                                               APRIL 30,       OCTOBER 31,
                                                                  2002             2001
                                                              ------------     ------------
                                                              (unaudited)
Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................  $ 9,157,409      $ 19,749,450
Net realized gain...........................................    1,058,950         2,327,707
Net change in unrealized appreciation.......................   (7,311,916)        8,755,538
Dividends to preferred shareholders from net investment
  income....................................................   (1,177,295)       (3,673,195)
                                                              ------------     ------------
    Net Increase............................................    1,727,148        27,159,500
                                                              ------------     ------------
Dividends and Distributions to Common Shareholders from:
Net investment income.......................................   (7,826,694)      (15,673,883)
Net realized gain...........................................   (2,327,706)         (237,896)
                                                              ------------     ------------
    Total Dividends and Distributions.......................  (10,154,400)      (15,911,779)
                                                              ------------     ------------
Decrease from transactions in common shares of beneficial
  interest..................................................     (450,565)         (817,860)
                                                              ------------     ------------
    Net Increase (Decrease).................................   (8,877,817)       10,429,861
Net Assets Applicable to Common Shareholders:
Beginning of period.........................................  257,818,633       247,388,772
                                                              ------------     ------------
End of Period
(Including accumulated undistributed net investment income
of $3,150,584 and $2,920,177, respectively).................  $248,940,816     $257,818,633
                                                              ============     ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Municipal Investment Trust

NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Quality Municipal Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on July 2, 1991 and commenced operations on September 27, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley Quality Municipal Investment Trust

NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED) continued

D. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. ("the Investment Manager") the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly total net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2002 aggregated $33,402,755 and $31,413,410, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 2002, the Trust had transfer agent fees and expenses payable of approximately $19,200.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,435. At April 30, 2002, the Trust had an accrued pension liability of $51,654 which is included in accrued expenses in the Statement of Assets and Liabilities.

Morgan Stanley Quality Municipal Investment Trust

NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED) continued

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series A and Series B Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption. Dividends, which are cumulative, are reset through auction procedures.

                                   AMOUNT               RESET        RANGE OF
       SERIES          SHARES*  IN THOUSANDS*  RATE*     DATE    DIVIDEND RATES**
---------------------  -------  -------------  -----   --------  ----------------
          A             1,400      $70,000     2.20%   09/11/02    1.95% - 2.20%
          B               700       35,000     1.65    05/03/02    1.03 - 2.00

---------------------
    * As of April 30, 2002.
   ** For the six months ended April 30, 2002.

Subsequent to April 30, 2002 and up through June 7, 2002 the Trust paid dividends to Series A and B at rates ranging from 1.40% to 2.20% in the aggregate amount of $201,782.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

Morgan Stanley Quality Municipal Investment Trust

NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED) continued

5. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 2000...................................  16,899,913   $168,999    $235,826,495
Treasury shares purchased and retired (weighted average
  discount 6.22%)*..........................................     (58,300)      (583)       (817,277)
                                                              ----------   --------    ------------
Balance, October 31, 2001...................................  16,841,613    168,416     235,009,218
Treasury shares purchased and retired (weighted average
  discount 4.86%)*..........................................     (32,200)      (322)       (450,243)
                                                              ----------   --------    ------------
Balance, April 30, 2002.....................................  16,809,413   $168,094    $234,558,975
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

6. Dividends to Common Shareholders

On April 30, 2002, the Trust declared the following dividends from net investment income:

 AMOUNT        RECORD         PAYABLE
PER SHARE       DATE           DATE
---------   -------------  -------------
 $0.0775     May 3, 2002   May 17, 2002
 $0.0775    June 7, 2002   June 21, 2002

7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

8. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At April 30, 2002, the Trust held positions in residual interest bonds having a total value of $5,542,060, which represents 2.2% of the Trust's net assets applicable to common shareholders.

9. Change in Accounting Policy

Effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets

Morgan Stanley Quality Municipal Investment Trust

NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED) continued

of the Trust, but resulted in a $76,987 increase to the cost of securities and a corresponding increase to net investment income based on securities held as of October 31, 2001.

The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $42,804; decrease unrealized appreciation by $20,148; and decrease realized gains by $22,656. The statement of changes in net assets and the financial highlights for prior periods have not been resulted to reflect this change.

10. Change in Financial Statement Classification for Preferred Shares

In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current reporting period, the Trust has reclassified its Preferred Shares out of the composition of net assets section on the Statement of Assets and Liabilities. In addition, dividends to preferred shareholders are now classified as a component of operations on the Statement of Operations, the Statement of Changes in Net Assets and the Financial Highlights. Additionally, the categories of investments on the Portfolio of Investments are shown as a percentage of net assets applicable to common shareholders. Prior year amounts have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shareholders of the Trust.

Morgan Stanley Quality Municipal Investment Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                      FOR THE SIX                 FOR THE YEAR ENDED OCTOBER 31
                                                      MONTHS ENDED     ----------------------------------------------------
                                                     APRIL 30, 2002      2001       2000       1999       1998       1997
                                                     --------------    --------   --------   --------   --------   --------
                                                      (unaudited)

Selected Per Share Data:
Net asset value, beginning of period...............       $15.31         $14.64    $ 14.35     $15.66     $15.50    $ 15.18
                                                          ------         ------    -------     ------     ------    -------
Income (loss) from investment operations:
    Net investment income*.........................         0.54           1.17       1.18       1.16       1.19       1.20
    Net realized and unrealized gain (loss)........        (0.36)          0.66       0.23      (1.28)      0.15       0.34
    Common share equivalent of dividends paid to
     preferred shareholders........................        (0.07)         (0.22)     (0.25)     (0.20)     (0.21)     (0.22)
                                                          ------         ------    -------     ------     ------    -------
Total income (loss) from investment operations.....         0.11           1.61       1.16      (0.32)      1.13       1.32
                                                          ------         ------    -------     ------     ------    -------
Less dividends and distributions from:
    Net investment income..........................        (0.47)         (0.93)     (0.93)     (0.90)     (0.96)     (0.96)
    Net realized gain..............................        (0.14)         (0.01)        --      (0.11)     (0.01)     (0.05)
                                                          ------         ------    -------     ------     ------    -------
Total dividends and distributions..................        (0.61)         (0.94)     (0.93)     (1.01)     (0.97)     (1.01)
                                                          ------         ------    -------     ------     ------    -------
Anti-dilutive effect of acquiring treasury
 shares*...........................................           --             --       0.06       0.02         --       0.01
                                                          ------         ------    -------     ------     ------    -------
Net asset value, end of period.....................       $14.81         $15.31    $ 14.64     $14.35     $15.66    $ 15.50
                                                          ======         ======    =======     ======     ======    =======
Market value, end of period........................       $14.15         $15.08    $13.688     $13.00     $15.50    $15.313
                                                          ======         ======    =======     ======     ======    =======
Total Return+......................................        (2.17)%(1)     17.52%     12.84%    (10.12)%     7.71%     12.16%
Ratios to Average Net Assets of Common
Shareholders:
Expenses (before expense offset)...................         0.75%(2)       0.73%      0.75%      0.71%      0.71%(3)   0.71%
Net investment income before preferred stock
 dividends.........................................         7.38%(2)(4)    7.83%      8.18%      7.66%      7.65%      7.93%
Preferred stock dividends..........................         0.95%(2)       1.46%      1.74%      1.34%      1.37%      1.44%
Net investment income available to common
 shareholders......................................         6.43%(2)(4)    6.37%      6.44%      6.32%      6.28%      6.49%
Supplemental Data:
Net assets applicable to common shareholders, end
 of period, in thousands...........................     $248,941       $257,819   $247,389   $253,633   $282,612   $279,773
Asset coverage on preferred shares at end of
 period............................................          337%           345%       335%        34%       369%       366%
Portfolio turnover rate............................            9%(1)         23%        20%         8%         9%         5%

---------------------

     * The per share amounts were computed using an average number of common shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.
    (4) Effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the six months ended April 30, 2002 was to increase the ratio of net investment income to average net assets by 0.03%. The
         Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Joseph R. Arcieri
Vice President

Robert Wimmel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

                                     38570


Morgan Stanley Distributors Inc., member NASD.

MORGAN STANLEY
QUALITY MUNICIPAL
INVESTMENT TRUST

Semiannual Report
April 30, 2002